Exhibit 99.2

Inland American Update as of December 31, 2008 www.inland-american.com May 2009

Forward Looking Statements This presentation may contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.” We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward looking statements involve numerous risks and uncertainties that could cause actual results to be materially different from those set forth in the forward looking statements. These risks are outlined more particularly in our annual report on form 10-K for the year ended December 31, 2008 and include but are not limited to: • Our investment policies and strategies are very broad and permit us to invest in any type of commercial real estate • We may borrow up to 300% of our net assets, and principal and interest payments will reduce the funds available for distribution • Our business manager could recommend investments in an attempt to increase its fees because the fees paid to it are based upon a percentage of our invested assets and, in certain cases, the purchase price for these assets • We pay significant fees to our business manager, property managers and other affiliates of IREIC • We have a limited operating history • There is no market for our shares and we do not expect to list our shares in the near future • You will not have the opportunity to evaluate our investments before we make them because we have not identified all of the specific assets that we will acquire in the future • Employees of our business manager, property managers and two of our directors are also employed by IREIC or its affiliates and face competing demands for their time and service and may have conflicts in allocating their time to our business • We rely on our business manager and property managers to manage our business and assets • We may not continue to qualify as a REIT • Our articles limit a person from owning more than 9.8% of our common stock without prior approval of our board This material is neither an offer to sell nor the solicitation of an offer to buy any security, which can be made only by the prospectus which as been filed or registered with appropriate state and federal regulatory agencies. No regulatory agency has passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful. The companies depicted in the photographs herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an with Inland American in any endorsement, authorization or approval of Inland American by the companies. Further, none of these companies are affiliated manner.

Overview • Owns a diversified portfolio of core commercial real estate including: - Retail - Lodging - Office - Multi Family/Student Housing - Industrial • As of 12/31/2008 owned directly or indirectly through joint ventures 904 properties - 37 million square feet - 6,346 multi-family units - 15,125 lodging rooms • Invests in joint ventures, development projects, real estate loans and marketable securities • One of four prior REITs sponsored by an affiliate of The Inland Real Estate Group of (“Inland”) Companies, Inc. 3

Strategy Diversified Real Estate Portfolio Balances Risk Exposure • Core assets in several real estate sectors nationwide • Investments in joint ventures, developments, loans and marketable securities designed to enhance core stabilized yield Conservative Balance Sheet Management 40% 2008 • Low leveraged buyer - debt to equity as of December 31, • No corporate level debt – individual loans on each property limits risk Maximize Long-Term Stockholder Value • Invest in real estate assets that produce attractive current yields and long-term risk-adjusted returns • Generate sustainable and predictable cash flow from our operations • Focus on preservation of capital 4

Major Challenges • Global credit crisis impacts – Liquidity – Ability to refinance maturing debt – Limited ability to purchase new assets • Joint Ventures – Leasing – Certain JV development projects – Lending/Borrowing • Lodging occupancy and revenue 5

Our Strategy to Mitigate These Challenges • Focus on smaller regional banks, Fannie Mae & Freddie Mac and larger lenders to access debt to fund existing obligations • We have the ability to manage existing joint venture development projects that may be experiencing challenges • Our specialized lodging asset management group continues to address occupancy and cost control measures 6

Diversified Strategy Balances Risk Exposure Investment Allocation – $11.1B* As of December 31, 2008 Core Assets – 74% Retail – 35% Lodging – 31% Office – 17% Industrial – 11% Multi-Family – 6% Total Assets $11.1B Notes Receivable – 4% Marketable Securities – 2% Joint Ventures – 7% Development – 3% Cash & Other Assets – 10% *Figure includes offering proceeds and debt. Approximate book value as of December 31, 2008 7

• Disciplined Disciplined, limited approach to investing in joint ventures Joint Ventures and Developments Comprise 10% of Total Assets As of December 31, 2008 including operational and development projects • Student housing and correctional facilities comprise the majority of development – projects on track • Development within some joint ventures currently experiencing delays in construction financing and lease-up. We are able to manage the projects as needed. Total Assets $11.1B. • Selective partnerships with local developers having regional expertise in many real estate classes across the U.S. • Returns for joint ventures and development anticipated to increase above current level as the economy recovers 8 Joint Ventures – 7% Development – 3%

Notes Receivable and Marketable Securities Comprise 6% of Total Assets As of December 31, 2008 • Impairments on securities are non-cash charges, which may Total ultimately result in future gains as the market recovers Assets Total Assets $11.1B • Notes receivable include certain loans to borrowers who are stressed due to recession Notes Receivable – 4% Marketable Securities – 2% 9

Conservative Balance Sheet Management • Manageable debt maturities • Low leveraged buyer • Individual property debt – not corporate 10

Manageable Debt Maturities

As of December 31, 2008



$600M
$550M
$500M
$450M
$400M
$350M
$300M
$250M
$200M
$150M
$100M
$50M
0
$167M
$341M
50
$75M
$45M
$528M
161
$51M
$52M
23
$22M
$76M
$24M
$144M
$95M
$5M
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2009
$628M
2010
$653M
2011
$345M
Fixed debt
Variable debt

Notes

- Q1 09 - $167M in loans have been extended for one year to Q1 10
- Q2 09 - Loan amounts of $221M currently being extended or financed for one or two years - $103M is being repaid on 4/30/09

Inland American REAL ESTATE TRUST, INC.

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Unencumbered Assets Provide Another Resource of Capital When the Credit Markets Open Up As of December 31, 2008 • Assets totaling $800 million have no existing debt. We will be able to generate additional purchasing power for the REIT once these are leveraged with mortgage loans • Examples within portfolio 13 University House - University of Alabama Birmingham, AL Hyatt Regency Orange County Anaheim, CA

Balanced Acquisition of Assets Over Time As of December 31, 2008 $4.01B/326 Properties $5.10B/578 Properties $1.8B $1.6B $1.4B $1.2B $1B $800M $600M Acquired Value $400M $200M 0 Quarters Quarters Cap Rate Low Point 13 p

Multi-Family Industrial Office Lodging Retail Current National Portfolio – 35 States – 904 Properties As of December 31, 2008 17 Properties 64 Properties 36 Properties 99 Properties 688 Properties 8 States 17 States 15 States 23 States + Dist. of Col. 30 States + Dist. Of Col. 6,346 Units 15.4M Square Feet 8.4M Square Feet 15,125 Rooms 13.3M Square Feet 14

Strong Presence in Solid Texas Market • Over 7 million square feet of core assets in Texas, which was the strongest economy in the U.S. as of February 2009 • In fiscal 2008, Gross State Product grew 4.2%, vs. 1.9% nationally • In the months ending December 2008, Texas gained over 153,700 12 jobs. Total employment rose by 2.1% • The consumer confidence index in Texas was 64.1% in January 2009, compared to a national index of 37.7% • Texas residential foreclosures fell 32.4% from November 2007 to November 2008, while national foreclosures rose 28.3% Source: Susan Combs, Texas Comptroller of Public Accounts February 13, 2009 15

Top Ten Tenants – 75% are Investment Grade % % As of December 31, 2008 SunTrust Banks A-* Retail/Office 11.62% 5.45% AT&T, Inc. A Office 9.88% 8.66% Tenant Name Rating Type of Total Annualized Income of Total SF Citizens Banks A- Retail 4.37% 2.37% United NR Office 3.42% 2.90% Healthcare Services C&S Wholesalers Private Industrial 3.17% 7.27% Atlas Cold Storage NR Industrial 2.75% 4.55% Stop & Shop BBB- Retail 2.23% 1.44% Lockheed Martin Corporation A- Office 2.05% 0.82% Cornerstone Consolidated Services Group BB Industrial 1.25% 2.33% Randall’s Food and Drug (Safeway) BBB Retail 1.22% 1.52% 16 *as of April 24, 2009

• 95% economic occupancy as of 12/31/08 Retail Comprises 35% of Core Portfolio • 57% necessity based – serves consumers weekly needs • High concentration in solid Texas market The Highlands Flower Mound, TX 17 Tomball Town Center Houston, TX

Lodging Comprises 31% of Core Portfolio • 69% occupancy compared to industry average of 60.4%* as of 12/31/08 • 48% Marriott, 40% Hilton Includes such brands as Courtyard by Marriott, Residence Inn & Hilton Garden Inn • Strong portfolio located in targeted Hilton Garden Inn Atlanta North/Alpharetta urban markets: Washington D.C., Atlanta, GA Dallas & Houston, TX • Acquisitions incorporate “demand drivers” such as major airports, business travel destinations, colleges & universities 18 Courtyard by Marriott Lebanon, NJ *Source: Smith Travel Research (STR)

Office Comprises 17% of Core Portfolio • 97% economic occupancy as of 12/31/08 • Strategic mix of single and multitenant buildings • 70% single-tenant of which 81% are investment grade rated Worldgate Plaza Herndon, VA 19 The IDS Center Minneapolis, MN

Multi-Family/Student Housing Comprises 6% of Core Portfolio • 92% economic occupancy as of 12/31/08 • Multi-family concentration in Texas • Student housing concentration near major universities – University of Pennsylvania – University of Alabama/Birmingham The Radian at UPENN Philadelphia, PA 20 UAB/Birmingham Birmingham, AL

Industrial Comprises 11% of Core Portfolio • 99% economic occupancy as of 12/31/08 • 42% of our Industrial segment serves the needs of essential goods and services companies (food, drug, etc.) • Largest concentration in Memphis within blocks of FedEx’s “Super Hub” Airport Distribution Center #11 Memphis, TN 21 Atlas Cold Storage Brooklyn Park, MN

Recent Portfolio Acquisitions Exemplify Current Opportunities Thomas Crossroads Newnan, GA Brazos Ranch Apartments Rosenberg, TX Pavilion at La Quinta La Quinta, CA Promenade Fultondale Fultondale, AL

“We believe our diversified strategy of owning high quality assets across various real estate sectors strongly positions Inland American for the future. We continue to focus on preservation of your capital and are working hard by prudently managing upcoming debt maturities strength our balance sheet and to ensure the of selectively acquire income producing opportunities in the marketplace. We are confident in our continued ability to execute our business strategy on your behalf.” -Robert D. Parks, Chairman of the Board 23